SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            Georgetown Bancorp, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each  class of  securities  to which  transaction  applies:

         .......................................................................

         2) Aggregate number of securities to which transaction applies:

         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         .......................................................................
         4) Proposed maximum aggregate value of transaction:

         .......................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:


2) Form, Schedule or Registration Statement No.:


3) Filing Party:


4) Date Filed:

[LOGO GEORGETOWN BANCORP, INC.]


September 22, 2008


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Georgetown Bancorp, Inc. (the "Company"). The Company is the holding company of Georgetown Savings Bank, and our common stock is traded on the OTC Electronic Bulletin Board under the symbol "GTWN". The Annual Meeting will be held at the Georgetown Club, located at 258 Andover Street, Georgetown, Massachusetts, at noon, Massachusetts time, on Tuesday, October 28, 2008.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent registered public accounting firm for fiscal year 2008, Wolf & Company, P. C., will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of Wolf & Company, P. C. as the Company's independent registered public accounting firm for fiscal year 2009. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and the ratification of the appointment of Wolf & Company, P. C. as the Company's independent registered public accounting firm.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Robert E. Balletto

Robert E. Balletto
President and Chief Executive Officer

                            Georgetown Bancorp, Inc.
                               2 East Main Street
                         Georgetown, Massachusetts 01833
                                 (978) 352-8600

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 28, 2008

         Notice is hereby given that the Annual Meeting of Stockholders of Georgetown Bancorp, Inc. (the "Company") will be held at the Georgetown Club, located at 258 Andover Street, Georgetown, Massachusetts, on Tuesday, October 28, 2008 at noon, Massachusetts time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors to the Board of Directors;

         2. The ratification of the appointment of Wolf & Company, P. C. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2009; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 10, 2008, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 2 East Main Street, Georgetown, Massachusetts, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors

                                             /s/ Joseph W. Kennedy

                                             Joseph W. Kennedy
                                             Corporate Secretary
September 22, 2008

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                            Georgetown Bancorp, Inc.
                               2 East Main Street
                         Georgetown, Massachusetts 01833
                                 (978) 352-8600


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 2008

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Georgetown Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Georgetown Club, located at 258 Andover Street, Georgetown, Massachusetts, on Tuesday, October 28, 2008, at noon, Massachusetts time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders, the Proxy Card and this Proxy Statement are first being mailed to stockholders on or about September 22, 2008.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

         A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING PROCEDURES AND METHODS OF COUNTING VOTES
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.10 per share, as of the close of business on September 10, 2008 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 2,638,387 shares of common stock issued and outstanding, 1,527,487 of which were held by Georgetown Bancorp, M.H.C. (the "Mutual Holding Company"), and 1,110,900 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies. However, the presence by proxy of the Mutual Holding Company's shares will assure a quorum is present at the Annual Meeting.

         As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of Wolf & Company, P. C. as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote

AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

         Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

         Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

--------------------------------------------------------------------------------
                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

         Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company's outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                            Amount of Shares
                                            Owned and Nature   Percent of Shares
         Name and Address of                  of Beneficial     of Common Stock
          Beneficial Owners                   Ownership (1)      Outstanding
         -------------------                -----------------  -----------------

Principal Stockholders:

Georgetown Bancorp, M.H.C.                      1,527,487            57.9%
2 East Main Street
Georgetown, Massachusetts 01833

Georgetown Bancorp, M.H.C. (2)                  1,607,458            60.9%
and all Directors and Executive Officers as a group (13 persons)
2 East Main Street
Georgetown, Massachusetts 01833

----------------------------------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The Company's executive officers and directors are also executive officers and directors of Georgetown Bancorp, M.H.C. Excluding shares held by Georgetown Bancorp, M.H.C., the Company's executive officers and directors owned an aggregate of 79,971 shares, or 3.0% of the outstanding shares.

--------------------------------------------------------------------------------
                        PROPOSAL 1--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors consists of thirteen members. David H. Condon, a member of the Board of Directors, has announced that he intends to retire from the Board of Directors, effective at the Annual Meeting. In conjunction with the foregoing, the Board of Directors has approved an amendment to the Company's Bylaws to reduce the authorized number of directors from thirteen members to twelve members, effective at the Annual Meeting.

         The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. The Nominating/Governance Committee of the Board of Directors has nominated as directors, Robert E. Balletto, Stephen L. Flynn and Thomas L. Hamelin, each to serve for a three-year term and until their respective successors have been elected. Each of the three nominees is currently a member of the Board of Directors.

         The table below sets forth certain information as of September 10, 2008 regarding the composition of the Company's Board of Directors, including the terms of office of members of the Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

                                                                                             Shares of
                                                                                            Common Stock
                                                                                            Beneficially
                                           Positions         Director     Current Term    Owned on Record    Percent of
          Name(1)              Age           Held            Since(2)       to Expire         Date(3)          Class
-------------------------     ----    -------------------    --------     ------------    ---------------    ----------

                                                             NOMINEES

Robert E. Balletto             52     Director, President      2004           2008             26,283           1.00
                                      and Chief Executive
                                            Officer
Stephen L. Flynn               52           Director           2001           2008              1,000             *
Thomas L. Hamelin              52           Director           2000           2008             10,050             *

                                                 DIRECTORS CONTINUING IN OFFICE

Richard F. Spencer             64           Director           1999           2010                550             *
Keith N. Congdon               47           Director           2007           2010              1,500             *
Kathleen R. Sachs              56           Director           2007           2010                125             *
David A. Splaine               49           Director           2007           2010              2,560             *
Robert T. Wyman                43           Director           2007           2010              1,250             *
Marybeth McInnis               45           Director           2007           2009                400             *
John H. Yeaton                 38           Director           2007           2009                110             *
Anthony S. Conte, Jr.          42           Director           2000           2009             18,784             *
Mary L. Williams               56           Director           2005           2009                700             *

                                                        EXECUTIVE OFFICER

Joseph W. Kennedy              48    Senior Vice President      N/A            N/A             16,659             *
                                      and Chief Financial
                                            Officer
All directors and
executive officers as a
group (13 persons)                                                                             79,971 (4)       3.03

(1) The mailing address for each person listed is 2 East Main Street, Georgetown, Massachusetts 01833. Each of the directors listed is also a director of Georgetown Bancorp, M.H.C., which owns the majority of the Company's issued and outstanding shares of common stock.
(2) With regard to Mr. Balletto, Mr. Conte, Jr., Mr. Flynn, Mr. Hamelin and Mr. Spencer, reflects initial appointment to the Board of Trustees of the mutual predecessor to Georgetown Savings Bank.
(3) See definition of "beneficial ownership" in the table "Security Ownership of Certain Beneficial Owners".
(4) At June 30, 2008, 9,966 shares of common stock had been allocated to the accounts of executive officers under Georgetown Savings Bank's employee stock ownership plan. Under the terms of the plan, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the plan trustee in accordance with voting instructions of plan participants, with each participant deemed to have one share allocated to his/her account. At June 30, 2008, 18,784 shares beneficially owned by Anthony S. Conte, Jr., have been pledged as collateral.
*    Less than one percent.

         The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

         Robert E. Balletto has been employed with Georgetown Savings Bank since 1982 and has served as Chief Executive Officer since 1988. In July 2004, Mr. Balletto was elected to the Board of Directors of Georgetown Savings Bank and was also appointed President.

         David H. Condon retired from Raytheon Company in December 2003, where he served as a budget and cost accounting manager. Mr. Condon has announced that he intends to retire from the Board of Directors, effective at the Annual Meeting.

         Keith N. Congdon is the managing owner of Ambrosi Donahue Congdon & Co., P.C., a certified public accounting firm based in Newburyport, MA.

         Anthony S. Conte, Jr. is the owner of Conte Funeral Homes, Inc., located in North Andover, Andover and Georgetown, Massachusetts.

         Stephen L. Flynn is the President and owner of Nunan Florist and Greenhouse, Inc., located in Georgetown, Massachusetts.

         Thomas L. Hamelin is a mechanical engineer for Tokyo Electron MA, Inc., a semi-conductor manufacturing firm, located in Beverly, Massachusetts.

         Marybeth McInnis, Esquire is a lawyer practicing with the McInnis Law Offices, of North Andover, Massachusetts, which specializes in estate planning and administration of estates and trusts.

         Kathleen R. Sachs, CFP is the founder and a principal of Sachs Financial Planning, a financial planning firm. Ms. Sachs also teaches risk management at Boston University and at Merrimack College.

         Richard F. Spencer retired as Chief of Police for the town of Georgetown, Massachusetts in July 2002.

         David A. Splaine is a business executive with more than two decades of experience, which includes corporate and commercial banking, sports finance, investment banking and corporate sales. He was a director of the Boston Celtics Limited Partnership (NYSE), and is currently a director of several private companies. He was Senior Vice President of Sales for TD Banknorth Garden until June 2006 and is currently a partner in a financial consulting firm, specializing in the sports industry.

         Mary L. Williams is a part-time Project Director for Partnership of Northeast Massachusetts Public Higher Education Institutions for North Shore Community College. From June 2002 until January 2006, she was a Staff Assistant, coordinating federal grants and the development of a five-year strategic plan for North Shore Community College. Prior to that and until June 2002, she was Vice President of Administration and Finance for Massachusetts College of Art.

          Robert T. Wyman, Esquire is an attorney and partner at the law firm Wyman & Barton, LLC, of Andover and Chelmsford, Massachusetts, representing clients in the areas of civil and criminal litigation, real estate litigation and real estate conveyance.

          John H. Yeaton has been employed since January 2003 by Fresenius Medical Care North America of Waltham, Massachusetts, an $8.0 billion company that operates the nation's largest network of dialysis clinics. In August 2007, he was named director of financial planning and analysis. Prior to that, he was the manager of financial planning and analysis. Prior to January 2003, he was employed as a senior financial analyst for The Timberland Company, Stratham, New Hampshire, a $1.0 billion manufacturing company.

         Executive Officer of the Company who is not a Director

         Joseph W. Kennedy began employment with Georgetown Savings Bank in 1999 as Vice President and Chief Financial Officer. Mr. Kennedy has served as Senior Vice President and Chief Financial Officer since January 2004 and Treasurer since April 2003. In October 2006, Mr. Kennedy was elected as Corporate Secretary for the Company and the Georgetown Savings Bank.

Section 16(a) Beneficial Ownership Reporting Compliance

         The common stock of the Company is registered with the Securities and Exchange Commission ("SEC") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2008.

Board Independence

         The Board of Directors has determined that, except for Mr. Balletto, each member of the Board of Directors is an "independent director" within the meaning of Rule 4200(a)(15) of the NASDAQ corporate governance listing standards. Mr. Balletto is not considered independent because he serves as an executive officer of the Company. In determining the independence of the independent directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under "--Transactions With Certain Related Persons," below:

         Loans made in the normal course of business with the Georgetown Savings
         -----------------------------------------------------------------------
         Bank:
         -----

         Anthony S. Conte Jr.                $ 2,373,360
         Stephen L. Flynn                      1,939,168
         Richard F. Spencer                      404,000
         John H. Yeaton                          329,836
         Thomas L. Hamelin                        75,000
         Mary L. Williams                         58,153
         Kathleen R. Sachs                        40,000

         Sales of merchandise to the Georgetown Savings Bank:
         ----------------------------------------------------

                                                   Sales
                                         for the fiscal year ended
             Director                          June 30, 2008
             --------                          -------------

         Stephen L. Flynn                        $ 3,522

Meetings and Committees of the Board of Directors

         General. The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. In addition, the "independent" members of the Board of Directors meet in executive sessions on a monthly basis, including twelve meetings during fiscal 2008. The standing committees include the Executive, Compensation, Nominating/Governance and Audit Committees. During the year ended June 30, 2008, the Board of Directors held twelve regular meetings and no special meetings. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the periods that he or she served). While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. Ten of the eleven then current directors attended last year's Annual Meeting of Stockholders.

         Executive Committee. The Executive Committee consists of directors Richard F. Spencer, Chairman, David H. Condon, Anthony S. Conte, Jr., Stephen L. Flynn and Mary L. Williams. The Executive Committee meets at least monthly to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met sixteen (16) times during the fiscal year ended June 30, 2008.

         Nominating/Governance Committee. The Nominating/Governance Committee consists of directors Anthony S. Conte, Jr., Chairman, Marybeth McInnis and Robert T. Wyman. Each member of the Nominating/Governance Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company's website at www.georgetownsb.com. The Committee met one time during the fiscal year ended June 30, 2008.

         The primary function of the Nominating/Governance Committee is to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval. The Nominating/Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service.
Current members of the Board of Directors with skills and experience that are relevant to the Company's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service, or if the Committee or the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Committee would solicit suggestions for director candidates from all members of the Board of Directors. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. During the year ended June 30, 2008, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Nominating/Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

         o has the highest personal and professional ethics and integrity and whose values are compatible with the Company's;

         o        has had  experiences and  achievements  that have given him or
                  her  the  ability  to  exercise  and  develop  good   business
                  judgment;

         o is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board of Director and committee meetings;

         o is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

         o is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

         o has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

         Finally, the Nominating/Governance Committee will take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

         Procedures for the Nomination of Directors by Stockholders. The Nominating/Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating/Governance Committee will consider candidates submitted by the Company's stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 2 East Main Street, Georgetown, Massachusetts 01833. The

Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company's proxy materials for the preceding year's annual meeting. The submission must include the following information:

         o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

         o a statement of the candidate's business and educational experience;

         o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

         o a statement detailing any relationship between the candidate and the Company;

         o a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

         o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

         o a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

         Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating/Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading "Stockholder Proposals".

         There have been no material changes to these procedures since they were previously disclosed in the proxy statement for the Company's 2007 annual meeting of stockholders.

         Stockholder Communications with the Board of Directors. A stockholder of the Company who wishes to communicate with the Board of Directors or with any individual director may write to the Corporate Secretary of the Company, 2 East Main Street, Georgetown, Massachusetts 01833, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

         o forward the communication to the director or directors to whom it is addressed;

         o        attempt to handle the inquiry  directly,  for example where it
                  is  a  request  for   information   about  the  Company  or  a
                  stock-related matter; or

         o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

         At each Board of Directors meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

         The Audit Committee. The Audit Committee consists of directors David H. Condon, Chairman, Keith N. Congdon and John H. Yeaton. Each member of the Audit Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Congdon qualifies as an "audit committee financial expert" as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

         o retaining, overseeing and evaluating a firm of independent certified public accountants to audit the Company's annual financial statements;

         o in consultation with the independent registered public accounting firm and the Company's internal audit firms, reviewing the integrity of the Company's financial reporting processes, both internal and external;

         o        approving the scope of the audit in advance;

         o reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

         o considering whether the provision of services by the independent registered public accounting firm not related to the annual audit and quarterly reviews is consistent with maintaining its independence;

         o        reviewing   earnings  and  financial  releases  and  quarterly
                  reports filed with the SEC;

         o        consulting with the internal audit firms' staffs and reviewing
                  management's   administration   of  the  system  of   internal
                  accounting controls;

         o approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

         o        reviewing the adequacy of the audit committee charter.

         The Audit Committee met four times during the fiscal year ended June 30, 2008. The Audit Committee reports to the Board of Directors on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company's website at www.georgetownsb.com.

Audit Committee Report

         The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting material," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

         The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

         As part of its ongoing activities, the Audit Committee has:

         o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2008;

         o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence; and

         o Pre-approved all audit, audit-related and other services to be provided by the independent registered public accounting firm.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2008. In addition, the Audit Committee approved the appointment of Wolf & Company, P. C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2009, subject to the ratification of the appointment by the stockholders.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

         David H. Condon, Chairman
         Keith N. Congdon
         John H. Yeaton

Code of Ethics

         The Company has adopted a Code of Ethics that is applicable to the Company's officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company's website at www.georgetownsb.com. Amendments to and
                                        --------------------
waivers from the Code of Ethics will also be disclosed on the Company's website.

Compensation Committee

         The Compensation Committee, consisting of independent directors Mary L. Williams, Chairman, Thomas L. Hamelin and Kathleen R. Sachs, generally determines salary and other compensation for employees, including the Named Executive Officers, as defined below. Each member of the Compensation Committee is considered "independent" as defined in the NASDAQ corporate governance listing standards. The Compensation Committee meets in executive session to determine such salaries. The Compensation Committee met eleven (11) times in fiscal year 2008 to establish salaries for the staff of the Georgetown Savings Bank and the Company, as well as to amend certain employment agreements for the Named Executive Officers. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company's website at www.georgetownsb.com.

Executive Compensation

         The Board of Directors' philosophy is to align executive compensation with the interests of its stockholders and to determine appropriate compensation levels that will enable it to meet the following objectives:

         o To attract, retain and motivate an experienced, competent executive management team;

         o To reward the executive management team for the enhancement of shareholder value based on annual earnings performance and the market price of the Company's stock;

         o To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

         o To encourage ownership of the Company's common stock through stock-based compensation; and

         o To maintain compensation levels that are competitive with other financial institutions and particularly those in the Company's peer group based on asset size and market area.

         The Board of Directors considers a number of factors in its decisions regarding executive compensation and benefits including, but not limited to, the level of responsibility and performance of the individual executive officer, the overall performance of the Company, and consideration of industry, community bank peers and local market conditions. Base salary levels of the Company's and Georgetown Savings Bank's executive officers are set to reflect the duties and responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company's market area. In setting base salaries, the Board of Directors also considers a number of factors relating to each executive officer, including individual performance, job responsibilities, experience level, ability and the knowledge of the position, and overall performance of the Company and the Georgetown Savings Bank. These factors are considered subjectively, and where possible quantitatively, and are weighted partially by those aspects deemed more significant than others. Such a weighting of these evaluation factors will vary from year to year in response to the strategic plan and current market conditions. The Board of Directors also considers the recommendations of the Chief Executive Officer with respect to the compensation of the other executive officers. The Board of Directors and the Chief Executive Officer review the same information in connection with these performance evaluations and related recommendations of these executives.

         In June 2007, the Compensation Committee engaged an outside, independent consulting firm to conduct a review of the structure, techniques and competitiveness of the total compensation and benefits provided the Named Executive Officers of the Company. The review provided the Compensation Committee with updated data regarding the competitiveness and market levels of base salaries, any cash incentive formulas and other short and long term benefits provided the Named Executive Officers, using a customized peer group of community banks and other relevant market data to determine competitive norms and to provide recommendations regarding the total compensation levels of the Named Executive Officers. The Compensation Committee utilized this information in making its fiscal 2008 recommendation for compensation adjustments for the Named Executive Officers.

         The Board of Directors increased the base salary levels of the Company's Named Executive Officers, Mr. Balletto and Mr. Kennedy, by $6,000 and $4,000, respectively, in fiscal year 2008.

         In December 2007, the Compensation Committee engaged an outside, independent consulting firm to conduct a review of the structure of the existing employment agreements and supplemental retirement agreements for the Named Executive Officers. Based on the work of the consulting firm, the Compensation Committee recommended certain changes to the agreements to the Board of Directors, which were implemented during fiscal 2008.

Executive Compensation

         The following table sets forth for the year ended June 30, 2008 and 2007 certain information as to the total remuneration paid by the Company to Mr. Balletto, who serves as President and Chief Executive Officer and Mr. Kennedy, the Company's Senior Vice President and Chief Financial Officer and Treasurer ("Named Executive Officers").

                                                        SUMMARY COMPENSATION TABLE
                                                                                                Nonqualified
                                                                                  Non-equity      deferred
   Name and principal                                         Stock    Option   incentive plan  compensation    All other
        position            Year       Salary      Bonus      awards   awards    compensation     earnings    compensation   Total
                                        ($)         ($)         ($)      ($)          ($)            ($)         ($) (1)      ($)
                                        ---         ---         ---      ---          ---            ---         -------      ---
   Robert E. Balletto,
   President and Chief       2008     180,246        --          --       --         16,250           --         74,449     270,945
    Executive Officer                                            --
                             2007     175,000        --          --       --             --           --         40,596     215,596
   Joseph W. Kennedy,
Senior Vice President and
     Chief Financial         2008     117,385        --          --       --         13,000           --         57,707     188,092
  Officer and Treasurer
                             2007     114,000        --          --       --             --           --         26,812     140,812

(1) Consists of the following payments during fiscal year ended June 30, 2008 and 2007:

                                                    Employee       Term Life                                          Executive
                                                      Stock        Insurance        Club                     Group      Owned
                                                    Ownership     from Split     Membership      Health      Life        Life
                            Year     401(k) Plan      Plan       Dollar Policy      Dues       Insurance   Insurance  Insurance
        Officer                          ($)           ($)            ($)            ($)          ($)         ($)        ($)
  Robert E. Balletto        2008       11,490        11,540          2,309          4,450        11,262      1,905      31,493
                            2007       10,500        11,276          2,168          4,525        10,182      1,945          --

   Joseph W. Kennedy        2008        7,178         7,517          1,145             --        11,262      1,380      29,225
                            2007        6,840         7,347          1,076             --        10,182      1,367          --

Benefit Plans

         401(k) Plan. Georgetown Savings Bank maintains the Savings Bank Employee Retirement Association (SBERA) 401(k) Plan, which is a qualified, tax-exempt profit sharing plan with a salary deferral feature under Section 401(k) of the Code (the "401(k) Plan"). All employees who have attained age 21 and have completed one year of employment during which they worked at least 1,000 hours are eligible to participate. Under the 401(k) Plan, participants are permitted to make salary reduction contributions up to the lesser of 75% of compensation or $15,500 (as indexed annually). For these purposes, "compensation" includes wages reported on federal income tax form W-2, with all pre-tax contributions added, but does not include compensation in excess of the tax law limits. Georgetown Savings Bank will make matching contributions equal to 50% of the participants' elective deferrals up to 6% of their compensation. In addition, at the direction of the Board of Directors, Georgetown Savings Bank may contribute an additional amount to participant accounts equal to 3% of the participant's compensation. All employee contributions and earnings thereon are fully and immediately vested. A participant may withdraw salary reduction contributions in the event the participant suffers a financial hardship. The 401(k) Plan permits loans to participants. The 401(k) Plan permits employees to direct the investment of their own accounts into various investment options. Participants are entitled to benefit payments upon termination of employment due to normal retirement, early retirement at or after age 59 1/2, disability or death. Benefits will be distributed in the form of lump sum or installment payments. Georgetown Savings Bank has established an employer stock fund in the 401(k) Plan so that participants can acquire an interest in the common stock of the Company through their accounts in the 401(k) Plan.

         Incentive Compensation Plan. Georgetown Savings Bank maintains an incentive compensation plan to provide incentives and awards to employees in order to support Georgetown Savings Bank's organizational objectives and financial goals. Full-time and part-time employees on or before March 31st of the current plan year are eligible to participate in the incentive compensation plan. Eligible participants who have been employed by Georgetown Savings Bank for less than one year may receive a prorated incentive award. The award is calculated based on the achievement of Company-wide, department and individual goals, the mix and weighting of which will vary from year to year and which are approved annually by the Board of Directors. Distribution of the incentive award is generally made within thirty days of the end of the plan year. Employees whose performance level does not meet expectations may not be eligible for an incentive payout.

         In 2008, Mr. Balletto's plan provided for a target bonus of $25,000, or 13.8% of his current salary, with the following performance categories: (i) achievement of a budgeted return-on-assets (ROA) target; (ii) achievement of a budgeted commercial loan portfolio growth target; (iii) achievement of certain specified regulatory goals; (iv) completion of a study on the Bank's retail banking division; (v) achievement of a profitability target for the Bank's North Andover Branch; (vi) improvement in branch personnel residential mortgage referrals; and (vii) improvement in branch office small business lending capability.

         In 2008, Mr. Kennedy's plan provided for a target bonus of $15,000, which was 12.7% of his current salary, with the following performance categories: (i) achievement of a budgeted ROA target; (ii) achievement of certain specified regulatory goals; (iii) implementation of the requirements of
Section 404 of the Sarbanes Oxley Act; (iv) improvement of the yield on the Bank's investment portfolio and completion of a formal study to improve such yields; and (v) achievement of a budgeted net interest margin percentage and completion of a formal study of strategies to improve such margin.

         Employment Agreements. Georgetown Savings Bank has entered into employment agreements with Messrs. Balletto and Kennedy. Effective July 1, 2008, these employment agreements were updated to bring them into compliance with requirements of the final regulations issued under Section 409A of the Internal Revenue Code and for certain other purposes. Each of these agreements has a term of thirty-six months. Subject to approval by the Board of Directors, the agreements renew for an additional year beginning on the first anniversary date of the agreement, and on each anniversary date thereafter, so that the remaining term is thirty-six months. On an annual basis, the Board of Directors of Georgetown Savings Bank conducts a performance review of the executive for purposes of determining whether to renew the agreement. However, if timely written notice of non-renewal is provided to the executive, the employment under the agreement ceases at the end of thirty-six months following such anniversary date.

         Under the agreements, the base salaries for Messrs. Balletto and Kennedy are $181,200 and $118,000, respectively. In addition to the base salary, each agreement provides for, among other things, participation in other benefits as provided to other full time employees of Georgetown Savings Bank. Each agreement also requires

Georgetown Savings Bank to provide the executive with long-term disability insurance coverage to replace 66% of the executive's base salary as of July 1, 2008 and bonus as of June 30, 2008, in the event of executive's long term disability and requires the bank to review the amount of coverage every three years. The agreements also provide that, in consideration of terminating the previously existing collateral assignment split dollar agreements between the executives and Georgetown Savings Bank, the bank will enter into endorsement split dollar agreements with the executives with a pre-retirement death benefit of $2.0 million for Mr. Balletto and $1.0 million for Mr. Kennedy, and further requires Georgetown Savings Bank to make a tax-adjusted compensation payment towards the purchase of a life insurance policy to be owned by the executive with a death benefit of $1.0 million.

         In addition, the agreements provide for reimbursement of ordinary and necessary business expenses, incurred in connection with the performance of the duties under the respective agreements and subject to the approval of the Board of Directors of Georgetown Savings Bank.

         The agreements provide for termination by Georgetown Savings Bank for cause at any time, in which event the executive will have no right to receive compensation or other benefits for any period after termination. In the event the executive's employment is terminated for any reason, including a termination following a change in control (as defined in the employment agreements), but excluding termination due to retirement or disability or for cause, the executive would be entitled to a payment equal to three times the sum of the highest annual rate of base salary, as well as the continuation of life insurance (including coverage under the endorsement split dollar agreement), medical and dental insurance coverage for three years. In addition, the executive would be entitled to a cash payment equal to three times the tax-adjusted compensation payment towards the individually-owned life insurance policy. The executive may resign from employment for "good reason" and receive the benefits described above. "Good reason" would include the occurrence of any of the following events: (i) a substantial adverse and material change in executive's function, duties or responsibilities, (ii) a material reduction to base salary and benefits, from those being provided as of the effective date of the employment agreement (except for any reduction that is part of an employee-wide reduction in benefits), (iii) a relocation where the executive is required to perform services at a location more than 25 miles from Georgetown Savings Bank's principal executive offices as determined at the date of the agreement, (iv) a failure to elect or reelect or to appoint or reappoint the executive to the position he holds under the employment agreement unless consented to by the executive, (v) a liquidation or dissolution of Georgetown Savings Bank, or (vi) a material breach of the employment agreement by Georgetown Savings Bank. If an event constituting "good reason" occurs, the executive is required to give Georgetown Savings Bank notice within 90 days, and Georgetown Savings Bank will have 30 days to correct the good reason, however, the 30 day period may be waived by Georgetown Savings Bank. Notwithstanding the foregoing, if the payments to either executive under their respective agreements made in connection with a change in control would result in an excess parachute payment under Section 280G of the Internal Revenue Code, the benefits payable to such executive would be reduced to avoid the excess parachute payment. The reduction would be up to an amount, the value of which, results in a benefit that is one dollar less than the amount that would trigger an excess parachute payment.

         In the event that their employment was terminated for a reason entitling them to severance payments, Messrs. Balletto and Kennedy would receive an aggregate severance payment of approximately $543,000, and $354,000, respectively, pursuant to their employment agreements based upon current levels of compensation, subject to reduction to avoid an excess parachute payment, if applicable. The cash severance payment will be paid within 30 days of termination.

         Under each employment agreement, if an executive becomes disabled or incapacitated to the extent that the executive is completely unable to perform his normal duties, he will be entitled to all existing or comparable insurance benefits until the earlier of: (i) the executive's return to full-time employment with Georgetown Savings Bank; (ii) the executive's employment by another employer; (iii) the executive's attainment of age 65; (iv) the executive's death, or (v) 24 months following the executive's termination due to disability.

         Upon retirement at age 65 or in accordance with any retirement policy of Georgetown Savings Bank, the executive is entitled to benefits under such retirement policy and other plans to which he is a party but shall not be entitled to any benefit payments specifically as a result of the employment agreement.

         Each employment agreement requires the executive not to compete with Georgetown Savings Bank for a period of two years following a termination of employment for which the executive receives a cash severance payment (other than a termination of employment following a change in control).

         Change in Control Agreement. In January 2007, the Georgetown Savings Bank entered into a change in control agreement with Mr. Charles R. Shediac, in connection with the Georgetown Savings Bank's hiring of Mr.

Shediac as the Georgetown Savings Bank's Senior Vice President/Chief Loan Officer. The change in control agreement has been updated in 2008 in order to add requirements of the final regulations under Section 409A of the Internal Revenue Code. The Agreement has an initial term of twelve calendar months, subject to automatic annual renewal unless written notice of non-renewal is provided to Mr. Shediac by the Georgetown Savings Bank's Board of Directors. If his employment is terminated subsequent to a "change in control" (as defined in the Agreement) of the Company or the Georgetown Savings Bank and during the term of the Agreement by (i) the Georgetown Savings Bank for any reason other than "cause" (as defined in the Agreement), or his death or (ii) Mr. Shediac for "good reason" (as defined in the Agreement), then the Georgetown Savings Bank will pay to him, in a lump sum as of the date of termination, a cash severance amount equal to one time his annual base salary, and provide, at the Georgetown Savings Bank's expense, coverage of him (and his family, if applicable) under all life, medical and dental insurance offered by the Georgetown Savings Bank in which he participated immediately prior to the date of termination, except to the extent such coverage may be changed in its application to all Georgetown Savings Bank employees. Such coverage will cease twelve months following the date of termination. In the alternative, the Georgetown Savings Bank will pay to Mr. Shediac within two and one-half months following the executive's separation from service, a cash amount equal to his cost of obtaining such benefits on his own, adjusted for any federal or state income taxes he has to pay on the cash amount.

         If the payments and benefits paid to the executive under the Agreement, either alone or together with other payments and benefits which he has the right to receive from the Georgetown Savings Bank, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code, the payments and benefits payable by the Georgetown Savings Bank will be reduced by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Georgetown Savings Bank being non-deductible to the Georgetown Savings Bank pursuant to Section 280G. Mr. Shediac is not required by the Agreement to mitigate the amount of any benefits under the Agreement by seeking other employment or otherwise. The amount of severance to be provided will not be reduced by any compensation earned by him as a result of employment by another employer after the date of termination or otherwise.

         Supplemental Retirement Plan. Georgetown Savings Bank previously adopted an Executive Supplemental Retirement Agreement for Messrs. Balletto and Kennedy. Effective June 30, 2008, Georgetown Savings Bank restructured the individual Executive Supplemental Retirement Agreements by establishing a Supplemental Retirement Plan. Like its predecessor, the Supplemental Retirement Plan is a non-tax-qualified, deferred compensation plan. The Supplemental Retirement Plan has been written to comply with Section 409A of the Internal Revenue Code. Messrs. Balletto and Kennedy are the only participants in the Supplemental Retirement Plan. Each participant is required to enter into a participation agreement evidencing his participation in the plan.

         Each executive will receive the normal retirement benefit under the Supplemental Retirement Plan if he remains employed with Georgetown Savings Bank until he attains age 65 or has a separation from service within two years of a change in control. The normal retirement benefit is a lump sum amount that is the actuarial equivalent of an annual lifetime benefit of 45% of the executive's final average compensation, multiplied by a fraction, the numerator of which is the executive's years of employment with the Bank and the denominator of which is 23. The executive's final average compensation is based on the three fiscal years of the last five fiscal years of employment with Georgetown Savings Bank in which the executive's base salary and bonus was the highest. If the executive has a separation from service prior to age 65 (other than due to death, disability or cause), the executive is entitled to his accrued annuity benefit calculated in the manner set forth above, and if applicable multiplied by the executive's vesting rate set forth in his participation agreement. If the executive is less than age 62 at the time of commencement of the supplemental benefit, his benefit will be further reduced by 5% per year for each year prior to age 62 that the benefit payment commences.

         If the executive dies prior to attaining age 65, while employed by Georgetown Savings Bank, the executive's beneficiary will be entitled to a death benefit equal to the present value of executive's accrued annuity benefit as of executive's date of death, without any pre-retirement reductions. In the event of the executive's disability while employed at Georgetown Savings Bank, the executive will be entitled to a disability benefit, payable commencing at age 65 (unless an alternative commencement time is elected by the executive) as if executive had continued to work until age 65 and assuming that executive's base salary increased 5% per year for each year until age 65. Each executive entered into an election to have the disability benefit paid at the time of disability determination.

         In the event of a change in control of Georgetown Bancorp, Inc. and/or the Georgetown Savings Bank followed within two years by executive's involuntary termination of employment or voluntary termination for good reason, the executive will be entitled to a supplemental benefit calculated as if the executive had attained age 65 and his base salary had increased 5% per year until such time; provided, however, the benefit will be reduced, if necessary, to avoid an excess parachute payment under Section 280G of the Internal Revenue Code.

         The Company accrued $612,000 and $22,000 in compensation expense for fiscal year 2008 and 2007, respectively, towards the benefit applicable to these agreements for Messrs. Balletto and Kennedy.

         Split Dollar Death Benefits. In January 2002, in conjunction with the adoption of the Executive Supplemental Retirement Agreement, Georgetown Savings Bank adopted collateral assignment Split Dollar Plan Agreements with the two executives covered by the Executive Supplemental Retirement Plan. As the result of both the Sarbanes Oxley Act and recent tax law changes, including the enactment of Section 409A of the Internal Revenue Code, Georgetown Savings Bank determined that it was in the best interest of the bank to unwind the collateral assignment equity split dollar agreements by having the executives transfer the life insurance policies in their name to Georgetown Savings Bank. In consideration for the termination of this agreement and policy transfer, effective June 30, 2008, the Bank entered into endorsement split dollar life insurance agreements with each of Messrs. Balletto and Kennedy providing additional death benefits during employment and in limited circumstances thereafter, and also agreed to compensate the executives for their purchase of individually-owned life insurance policies that are intended to survive termination of employment (more fully discussed above under "Employment Agreements"). Under the endorsement split dollar agreements, each executive (or his designated beneficiary) is entitled to share in the proceeds under a life insurance policy owned by Georgetown Savings Bank in the event of his death prior to termination of employment (or, in the event of a change in control, in the event of his death within 36 months of the change in control). In addition, in the event of the executive's involuntary termination of employment by Georgetown Savings Bank or executive's resignation for "good reason" (as defined in each executive's employment agreement) executive shall continue to be covered by the endorsement split dollar agreement for 36 months following such termination of employment. Under the endorsement split dollar life insurance agreements, the death benefit for Mr. Balletto is $2.0 million and for Mr. Kennedy is $1.0 million.

Stock Benefit Plans

         Employee Stock Ownership Plan and Trust. The Board of Directors of Georgetown Savings Bank has adopted an employee stock ownership plan. Employees who are at least 21 years old with at least one year of employment with Georgetown Savings Bank are eligible to participate. The employee stock ownership plan trust has borrowed funds from the Company and used those funds to purchase 99,981 shares of Company common stock. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Georgetown Savings Bank discretionary contributions to the employee stock ownership plan over a remaining period of 7 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a fixed rate of 8.0%. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan are vested at the rate of 20% per year, and will be fully vested upon completion of five years of credited service, with credit given to participants for three years of credited service with Georgetown Savings Bank's mutual predecessor prior to the adoption of the plan. A participant's interest in his or her account under the plan fully vests in the event of termination of service due to a participant's early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Georgetown Savings Bank's contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, the Company records compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

         Stock Options and Restricted Stock. The Company has not adopted an option plan for the award of options exercisable for shares of common stock of the Company or a restricted stock plan, and no such options or restricted stock were outstanding at June 30, 2008 or exercised in the year ended June 30, 2008.

Directors' Compensation

         The following table sets forth for the year ended June 30, 2008 certain information as to the total remuneration paid to directors other than Mr. Balletto, who receives no compensation for being a director.

                                        DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2008
                                                                                       Nonqualified
                                                                       Non-equity        deferred
                            Fees earned or     Stock       Option    incentive plan    compensation       All other
                             paid in cash      awards      awards     compensation       earnings       compensation       Total
          Name                   ($)          ($) (1)     ($) (2)          ($)              ($)              ($)            ($)

David H Condon               $  16,000           --          --            --               --               --         $  16,000
Keith N. Congdon                 8,000           --          --            --               --               --             8,000
Anthony S. Conte, Jr.           11,950           --          --            --               --               --            11,950
Stephen L Flynn                 18,750           --          --            --               --               --            18,750
Thomas L. Hamelin                9,950           --          --            --               --               --             9,950
T. Louis Hamelin                 2,400           --          --            --               --               --             2,400
Marybeth McInnis                 4,450           --          --            --               --               --             4,450
Calvin  H. Pingree               2,400           --          --            --               --               --             2,400
Kathleen R. Sachs                6,800           --          --            --               --               --             6,800
Richard F. Spencer              18,850           --          --            --               --               --            18,850
David A. Splaine                 8,200           --          --            --               --               --             8,200
Mary L. Williams                17,650           --          --            --               --               --            17,650
Edward G.  Williams              6,150           --          --            --               --               --             6,150
Robert T. Wyman                  4,450           --          --            --               --               --             4,450
John H. Yeaton                   5,800           --          --            --               --               --             5,800
                             ---------                                                                                  ---------
Total                        $ 141,800                                                                                  $ 141,800
                             =========                                                                                  =========

Directors' Compensation

         Each of the individuals who serve as a director of the Company serves as a director of Georgetown Savings Bank and earns director fees in that capacity, with the exception of Mr. Balletto, who receives no compensation for being a director. Each director of Georgetown Savings Bank is paid a fee of $600 per meeting attended. Each director serving on a Board of Directors committee is paid a fee of $250 per meeting attended, except for the Audit Committee for which the fee is $500 per meeting attended and the Executive Committee for which the fee is $400 per meeting attended. The Chairman of each committee receives an additional $100 per meeting attended. The Chairman of the Board and the Vice Chairman of the Board are paid annual retainers of $3,500 and $2,000, respectively. For the year ended June 30, 2008, Georgetown Savings Bank paid a total of $141,800 in director fees.

Transactions with Certain Related Persons

         All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons. Such transactions must be approved by the Audit Committee of the Company following a review for potential conflicts of interest. In the ordinary course of business, Georgetown Savings Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Georgetown Savings Bank. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Georgetown Savings Bank's directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

--------------------------------------------------------------------------------
    PROPOSAL 2--RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has approved the engagement of Wolf & Company, P. C. to be the Company's independent registered public accounting firm for the 2009 fiscal year, subject to the ratification of the engagement by the Company's stockholders. Stockholder ratification of the selection of Wolf & Company, P. C. is required by the Company's Bylaws. At the Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P. C. for the Company's fiscal year ending June 30, 2009. A representative of Wolf & Company, P. C. is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

         Audit Fees. During the past two fiscal years the fees billed for professional services rendered by Wolf & Company, P. C. (the "Independent Auditor") for the audit of the Company's annual financial statements and for the review of the consolidated financial statements included in the Company's quarterly reports on Forms 10-QSB were $90,500 for 2008 and $86,000 for 2007.

         Audit-Related Fees. During the fiscal year ended June 30, 2008 there were aggregate fees of $7,000 billed for professional services by the Independent Auditor that are reasonably related to the performance of the audit and none during fiscal year ended June 30, 2007.

         Tax Fees. During the past two fiscal years the fees billed for professional services by the Independent Auditor for tax services such as tax advice, tax planning, tax compliance and the review of tax returns were $14,700 for 2008 and $14,000 for 2007.

         All Other Fees. There were no aggregate fees billed to the Company by the Independent Auditor that are not described above during the past two fiscal years.

         The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm. The Audit Committee concluded that performing such services in fiscal 2008 did not affect the independent registered public accounting firm's independence in performing its function as auditor of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

         The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All audit and non-audit services for the past two fiscal years were pre-approved by the Audit Committee.

         In order to ratify the selection of Wolf & Company, P. C. as the independent registered public accounting firm for the 2009 fiscal year, the proposal must receive at least a majority of the votes cast "FOR" or "AGAINST", either in person or by proxy, in favor of such ratification.

         The Board of Directors recommends a vote "FOR" the ratification of Wolf & Company, P. C., as independent registered public accounting firm for the 2009 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 2 East Main Street, Georgetown, Massachusetts 01833, no later than May 28, 2009. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

--------------------------------------------------------------------------------
        ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING
--------------------------------------------------------------------------------

         The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

         The date on which the next Annual Meeting of Stockholders is expected to be held is October 27, 2009. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2009 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than October 22, 2009.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company will request that banks, brokers and other holders of record send proxies and material to the beneficial holders of Company common stock and secure their voting instructions. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 2008 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to Joseph W. Kennedy at the address set forth immediately below. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2008, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO JOSEPH W. KENNEDY, SENIOR VICE PRESIDENT/CHIEF FINANCIAL OFFICER AND TREASURER, GEORGETOWN BANCORP, INC., 2 EAST MAIN STREET, GEORGETOWN, MASSACHUSETTS 01833, OR CALL AT (978) 352-8600.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Joseph W. Kennedy

                                             Joseph W. Kennedy
                                             Corporate Secretary
Georgetown, Massachusetts
September 22, 2008

                                 REVOCABLE PROXY

                            GEORGETOWN BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 2008

         The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Georgetown Club, located at 258 Andover Street, Georgetown, Massachusetts on October 28, 2008, at noon, Massachusetts time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


                                                                        VOTE
                                                        FOR           WITHHELD
                                                        ---           --------
                                                    (except as
                                                   marked to the
                                                     contrary
                                                      below)
1.       The  election as  directors  of all            [_]              [_]
         three (3)  nominees  listed  below,
         each  to   serve   for   the   term
         specified after his or her name

                  Robert E. Balletto (three-year term)
                  Stephen L. Flynn (three-year term)
                  Thomas L. Hamelin (three-year term)


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

         -----------------------------------

         -----------------------------------

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------
2.       The ratification of Wolf & Company, P. C. as   [_]      [_]       [_]
         the Company's independent registered public accounting firm for the fiscal year ending
         June 30, 2009.

The Board of Directors recommends a vote "FOR" Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 22, 2008 and audited financial statements.


Dated: __________________                   [_]  Check Box if You Plan
                                                 to Attend Annual Meeting



-------------------------                   -------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



-------------------------                   -------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.




--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

--------------------------------------------------------------------------------

                          ESOP VOTE AUTHORIZATION FORM

                            GEORGETOWN BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 28, 2008

         I understand that I have the right to direct the Georgetown Savings Bank ESOP Trustee to vote the shares representing my interest in the plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Georgetown Club, located at 258 Andover Street, Georgetown, Massachusetts, on October 28, 2008, at noon, Massachusetts time, or an adjournment or postponement thereof.

         I hereby direct the Trustee to vote my shares as listed above as follows:

                                                                        VOTE
                                                        FOR           WITHHELD
                                                        ---           --------
                                                    (except as
                                                   marked to the
                                                     contrary
                                                      below)
1.       The  election as  directors  of all            [_]              [_]
         three (3)  nominees  listed  below,
         each  to   serve   for   the   term
         specified after his or her name

                  Robert E. Balletto (three-year term)
                  Stephen L. Flynn (three-year term)
                  Thomas L. Hamelin (three-year term)


INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

         -----------------------------------

         -----------------------------------

                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------
2.       The ratification of Wolf & Company, P. C. as   [_]      [_]       [_]
         the Company's independent registered public accounting firm for the fiscal year ending
         June 30, 2009.

The Board of Directors recommends a vote "FOR" Proposal 1 and Proposal 2.

         If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Georgetown Savings Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

         The Trustee of the Georgetown Savings Bank ESOP is hereby directed to vote my proportionate interest in the Georgetown Savings Bank ESOP as indicated above. If I do not return this form in a timely manner, shares representing my interest in said plan will be voted in proportion to the manner in which other participants have voted their interest, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries.
--------------------------------------------------------------------------------

         IF NO INSTRUCTIONS ARE SPECIFIED AND THIS FORM IS RETURNED SIGNED, THIS VOTE AUTHORIZATION FORM WILL BE CONSIDERED A VOTE FOR EACH OF THE PROPOSALS STATED ABOVE.
--------------------------------------------------------------------------------


         I understand that my voting instructions will be kept confidential. I acknowledge receipt of the notice of the Annual Meeting, a proxy statement dated September 22, 2008, and audited financial statements.

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Dated: __________________



-------------------------                   -------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



-------------------------                   -------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER




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        Please complete, sign, date and submit this form to Registrar and
      Transfer Company in the enclosed postage-prepaid envelope as soon as possible. Your Vote Authorization Form must be received by Registrar and
            Transfer Company no later than Tuesday, October 16, 2008.